SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) — May 11, 2007
TRUE RELIGION APPAREL, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	000-51483	98-0352633

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2263 E. Vernon Ave Vernon, California	90058

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (323) 266-3072
Not Applicable

(Former Name or Former Address, if Changed since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant.
(a) The Audit Committee of the Board of Directors of True Religion Apparel, Inc. (the “Company”) has completed a process it undertook to consider the selection of the Company’s independent auditors for the 2007 fiscal year. This process included consideration of audit firms other than Stonefield Josephson, Inc. (“Stonefield”), which is the firm that the Audit Committee engaged to act as the Company’s independent auditors for the 2006 fiscal year. The decision to evaluate other audit firms reflected the Audit Committee’s determination that the Company has reached a point in its growth that it needs to be served by an audit firm that has more established worldwide capabilities.
Upon completion of this process, on May 11, 2007, the Audit Committee dismissed Stonefield as the Company’s independent registered public accounting firm, effective immediately.
The reports of Stonefield on the Company’s consolidated financial statements as of and for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Stonefield’s report on the Company’s internal control over financial reporting expressed an unqualified opinion on management’s assessment of, and an adverse opinion on, the effectiveness of internal control over financial reporting, due to the identification of three material weaknesses as of December 31, 2006.
During the years ended December 31, 2006 and 2005, and through May 11, 2007, there were no (a) disagreements with Stonefield on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Stonefield’s satisfaction, would have caused Stonefield to make reference to the subject matter thereof in connection with its reports for such years, or (b) “reportable events” as defined under Item 304(a)(1)(v) of Regulation S-K.
The Company provided Stonefield with a copy of this Current Report on Form 8-K and has requested that Stonefield furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.
(b) Effective May 11, 2007, the Audit Committee approved the selection of Deloitte & Touche LLP (“D&T”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.
During the years ended December 31, 2006 and 2005 and through May 11, 2007, the Company did not consult with D&T regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.
Item 9.01 Financial Statements and Exhibits.
(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRUE RELIGION APPAREL, INC.
Date: May 15, 2007	By:	/s/ Peter F. Collins
		Name:	Peter F. Collins
		Title:	Chief Financial Officer